CONSOLIDATED BALANCE SHEETS [Parenthetical] - $ / shares	Dec. 31, 2015	Dec. 31, 2014
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	5,000,000	5,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	25,000,000	25,000,000
Common stock, shares issued	7,441,039	6,260,689
Common stock, shares outstanding	7,264,039	6,083,689
Treasury stock, shares	177,000	177,000